UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2013

REGADO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35953	03-0422069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain Boulevard, Basking Ridge, New Jersey	07920
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 580-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 19, 2013, the Board of Directors (the “Board”) of Regado Biosciences, Inc. (the “Company”), based upon the recommendation of the Compensation Committee thereof, approved an amendment to the amended and restated employment agreement between the Company and its Chief Executive Officer, David J. Mazzo, Ph.D. The amendment provides for eligibility for a cash bonus equal to 100% of annual base salary, in lieu of his annual target bonus of 50% of his annual base salary, if certain corporate objectives specified in the amendment are achieved in 2014 or 2015 and certain revisions to the Section 280G cutback provisions in his employment agreement.

The Compensation Committee also approved amendments to the employment agreements for each of the following executive officers: Steven L. Zelenkofske, Christopher Rusconi, Christopher Courts and Alexander R. Gianquinto. These amendments provide for certain revisions to the Section 280G cutback provisions in such officers’ employment agreements and, in the case of Mr. Zelenkofske, also provide for reimbursement of reasonable expenses for travel between his place of residence in Pennsylvania and our office in Basking Ridge, New Jersey and for lodging in the Basking Ridge area, of up to $25,000 per year.

The foregoing descriptions of the amendments to the employment agreements for the executive officers are intended to be a summary and are qualified in its entirety by reference to such documents, which are attached as Exhibits 10.1 to 10.5 and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 —	First Amendment dated December 23, 2013 to Employment Agreement by and between Regado Biosciences, Inc. and David J. Mazzo, dated May 16, 2013.

Exhibit 10.2 —	First Amendment dated December 23, 2013 to Employment Agreement by and between Regado Biosciences, Inc. and Steven L. Zelenkofske, dated May 16, 2013.

Exhibit 10.3 —	First Amendment dated December 23, 2013 to Employment Agreement by and between Regado Biosciences, Inc. and Christopher Rusconi, dated May 16, 2013.

Exhibit 10.4 —	First Amendment dated December 23, 2013 to Employment Agreement by and between Regado Biosciences, Inc. and Christopher E. Courts, dated May 16, 2013.

Exhibit 10.5 —	First Amendment dated December 23, 2013 to Employment Agreement by and between Regado Biosciences, Inc. and Alexander R. Gianquinto, dated May 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGADO BIOSCIENCES, INC.

By:	/s/ David J. Mazzo, Ph.D.
Name:	David J. Mazzo, Ph.D.
Title:	Chief Executive Officer

Date: December 23, 2013